Exhibit 99.1
2008 Third Quarter Earnings Call November 6, 2008

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in Oncor Electric Delivery Company LLC's filings with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; changes in business strategy, development plans or vendor relationships; commercial bank market and capital market conditions; actions by credit rating agencies; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; changes in technology used by and services offered by Oncor; and significant changes in Oncor's relationship with its employees. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on the company's website at www.oncor.com under the 'News' tab in the Investor Information section or filed with the SEC.

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

20% Equity Sale Closed Transaction closed Nov 5. Oncor issued and sold 19.75% of its outstanding equity interests to a private investment group. Also sold an approximate 0.21% equity interest to certain members of Oncor's Management team. Sale continues to strengthen Oncor's Ring-Fencing measures. Proceeds of the sale of approximately $1.253 billion were distributed ultimately to EFH Corp.

Competitive Renewable Energy Zones (CREZ) In July, the PUCT selected Scenario 2 transmission plan (~18 GW transfer capacity), representing approximately $5B in new transmission investment and totaling about 2200 miles of transmission. Oncor is seeking to build more than $2B in transmission facilities totaling over 1000 miles. PUCT Hearing set for December 1-5. PUCT expected to award projects by March 2009. Settlement discussions will continue among PUCT staff, interested parties and intervenors.

Advanced Meter System (AMS) Filing Oncor filed its AMS plan on May 28, 2008 and was approved by the Commission on August 29. Oncor's AMS initiative involves the installation of more than 3 million advanced meters across Oncor's service territory by the end of 2012. AMS enables consumers to have more visibility regarding their energy usage, allowing them greater control. AMS allows Oncor to provide better customer service through enhanced outage detection and restoration Requires capital investment of ~ $690 million. The approved AMS surcharge amounts are $2.21 per month for residential customers, and range from $2.41 to $5.18 for other customer classes. Oncor AMS monthly surcharge will commence January 2009 and continue over 11 years.

2008 Rate Case In compliance with commitments made in the PUCT 14.101 proceeding and its agreement with Cities, Oncor filed a system-wide rate case on June 27 based on a 2007 test year. Updated filing requests an increase of $253 million per year. Currently in discovery phase of proceeding. Approved procedural schedule provides for hearing to commence on January 13, 2009. An order from the Public Utility Commission of Texas is not expected until June 2009.

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Chief Financial Officer Q&A

Summary of Financial Results1 Net Income Q3 '07 vs. Q3 '08; $ millions Q3 '07 Q3 '08 124 134 Operating Revenues Q3 '07 vs. Q3 '08; $ millions Q3 '07 Q3 '08 663 688 PP&E, net Q3 '07 vs. Q3 '08; $ millions Q3 '07 Q3 '08 7922 8436 Operating Cash Flow 2 Q3 '07 vs. Q3 '08; $ millions Q3 '07 Q3 '08 255 297 1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger. 2 Cash provided by operating activities

Credit Metrics Remained Strong Q3 '07 Q3 '08 351 382 EBITDA Q3 '07 vs. Q3 '08; $ millions EBITDA/Cash Interest TME 9/30/07 vs. TME 9/30/08; Ratio TME 9/30/07 TME 9/30/08 4.4 4.7 Debt/EBITDA TME 9/30/07 vs. TME 9/30/08; Ratio TME 9/30/07 TME 9/30/08 3.6 3.7 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger.

Oncor's Liquidity Position is Strong Borrowings Lehman Unfunded Commitment Effective Remaining Capacity Cash Total Liquidity 332.8 159.1 1508.1 241.3 1749.4 $2.0 billion Secured Revolving Credit Facility Balances at October 31, 2008 Oncor is well positioned to access cash. Issued $1.5 billion in long-term debt in early September freeing up capacity under the Revolving Credit Facility. $2 billion Revolving Credit Facility gives Oncor immediate access to cash at favorable interest rates. Historically, steady generation of cash from the business. Oncor's ring-fencing insulates the Company from EFH credit.

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (GAAP) Long-term debt (including current portion) plus bank loans, advances from parent and commercial paper. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q3 07 Q3 08 Net Income - Oncor 124 139 Less: Net Income - BondCo - - Less: Effects of fair value accounting (after-tax) - (5) Oncor Net Income, excluding BondCo 124 134 Table 1: Oncor Net Income Reconciliation Quarter Ended September 30, 2007 and 2008 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended September 30, 2007 and 2008 $ millions Q3 07 Q3 08 Operating Revenues - Oncor 705 728 Less: Operating Revenues - BondCo (42) (40) Oncor Operating Revenues, excluding BondCo 663 688

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended September 30, 2007 and 2008 $ millions Q3 07 Q3 08 Operating Cash Flow - Oncor 285 330 Less: Operating Cash Flow - BondCo (30) (33) Oncor Operating Cash Flow, excluding BondCo 255 297

Table 4: Oncor EBITDA Reconciliation Quarter Ended September 30, 2007 and 2008 $ millions Q3 07 Q3 08 Net Income - Oncor 124 139 Plus: Depreciation & Amortization - Oncor 120 128 Plus: Income Taxes - Oncor 70 80 Plus: Interest Expense - Oncor 79 80 Equals: EBITDA - Oncor, including BondCo 393 427 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (30) (29) Income Taxes - BondCo - - Interest Expense - BondCo (12) (11) Effects of fair value accounting (after-tax) - (5) Oncor EBITDA, excluding BondCo 351 382

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended September 30, 2007 and 2008 $ millions 9/30/07 9/30/08 Net Income - Oncor 325 372 Plus: Depreciation & Amortization - Oncor 469 479 Plus: Income Taxes - Oncor 170 224 Plus: Interest Expense - Oncor 306 308 Equals: EBITDA - Oncor, including BondCo 1,270 1,383 Less: Net Income - BondCo (1) - Depreciation & Amortization - BondCo (97) (95) Income Taxes - BondCo - - Interest Expense - BondCo (50) (47) Effects of fair value accounting (after-tax) - (25) Oncor EBITDA, excluding BondCo 1,122 1,216

Table 6: Oncor Total Debt Reconciliation Quarter Ended September 30, 2007 and 2008 $ millions Q3 07 Q3 08 Short-term debt- Oncor 356 150 Long-term debt due currently - Oncor 899 102 Long-term debt, less due currently - Oncor 3,745 5,133 Total debt - Oncor, including BondCo 5,000 5,385 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (99) (102) Long-term debt, less due currently - BondCo (911) (809) Fair value adjustment - BondCo - 9 Oncor Total Debt, excluding BondCo 3,990 4,483

Table 7: Oncor Interest And Debt Coverages Twelve Months Ended September 30, 2007 and 2008 $ millions Q3 07 Q3 08 Ref Source Interest expense and related charges - Oncor 306 308 Amortization of debt fair value discount - Oncor - (3) Amortization of debt discount - Oncor (7) (6) AFUDC - Oncor 7 7 Cash interest expense - Oncor 306 306 Less: Interest expense - BondCo (50) (47) Oncor cash interest expense, excluding BondCo 256 259 A Oncor EBITDA, excluding BondCo 1,122 1,216 B Table 5 Oncor Total Debt, excluding BondCo 3,990 4,483 C Table 6 EBITDA/Interest - ratio (B / A) 4.4x 4.7x Debt/EBITDA - ratio (C / A) 3.6x 3.7x